Earnings Per Share (Notes)	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share
22.  Earnings Per Share
The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
Net income	$136,740	$74,042	$52,729
Less dividends on preferred stock	(10,125)	(7,046)	(818)
Less undistributed net income allocated to participating preferred stock	—	(3,678)	(10,400)
Net income allocated to common shareholders	$126,615	$63,318	$41,511
(Units in Thousands)
Average common shares outstanding	122,245	104,014	74,892
Common share equivalents:
Stock options	1,616	1,663	2,209
Nonvested stock	88	274	405
Average common shares outstanding, assuming dilution	123,949	105,951	77,506
Basic earnings per share	$1.04	$0.61	$0.55
Diluted earnings per share	$1.02	$0.60	$0.54

On January 25, 2012, the Company’s Board of Directors approved a special cash dividend of $4,482 to the holders of the Series A 6% Preferred Stock, which was paid on March 1, 2012, in order to induce conversion to shares of Common Stock. On April 24, 2012, the Company's Board of Directors approved a special cash dividend of $1,073 to the holders of the Series B Preferred Stock, which was paid on June 19, 2012. In addition, the Company included the Series A 6% Preferred Stock and Series B Preferred Stock as a participating security through the date of conversion and upon conversion, the Company has included the converted common shares in common shares outstanding.
Certain securities were antidilutive and were therefore excluded from the calculation of diluted earnings per share. Common shares attributed to these antidilutive securities had these securities been exercised or converted as of December 31, 2013 2012 and 2011 are as follows:

	2013	2012	2011
Stock Options	3,800,027	5,648,587	5,160,127